SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 April 13, 2005

                                SUN BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


       New Jersey                    0-20957                  52-1382541
----------------------------      --------------             -------------
(State or other jurisdiction      (SEC File No.)             (IRS Employer
     of incorporation)                                       Identification
                                                                Number)

226 Landis Avenue, Vineland, New Jersey                            08360
---------------------------------------                            -----
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (856) 691-7700
                                                    --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                                SUN BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

                       Section 2 - Financial Information.

Item 2.02.  Results of Operation and Financial Condition.

         On April 13, 2005, the Registrant issued a press release to report earnings for the quarter ended March 31, 2005. A copy of the press release is furnished with this Form 8-K as Exhibit 99 and incorporated herein by reference.

                 Section 9 - Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

         (c)Exhibits:

                  Exhibit 99 - Press Release dated April 13, 2005
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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        SUN BANCORP, INC.



Date: April 13, 2005                    By:      /s/Dan A. Chila
                                                 ----------------------------
                                                 Dan A. Chila
                                                 Executive Vice President and
                                                 Chief Financial Officer